This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

Scudder
Global Small
Company Fund


Annual Report
October 31, 1995


o For investors seeking above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world.

o  A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER GLOBAL SMALL COMPANY FUND


CONTENTS

 2  In Brief

 3  Letter from the Fund's Chairman

 4  Performance Update

 5  Portfolio Summary

 6  Portfolio Management Discussion

 11 Investment Portfolio

 20 Financial Statements

 23 Financial Highlights

 24 Notes to Financial Statements

 30 Report of Independent Accountants

 31 Tax Information

 32 Shareholder Meeting Results

 33 Officers and Directors

 34 Investment Products and Services

 35 How to Contact Scudder


IN BRIEF

o For the year ended October 31, 1995, Scudder Global Small Company Fund generated a total return of 8.32%, including a capital gain distribution of $0.08 per share. The Fund's return reflects the fact that most international markets failed to keep pace with the U.S. stock market over the fiscal period.

o Investor enthusiasm for technology-related companies has been supported by a rapid increase in the earnings generated by these businesses. Outstanding performers in the U.S. technology sector included Atmel, a U.S. semiconductor manufacturer specializing in the production of high-performance, low voltage devices for portable computing and communications applications. Outside the U.S., German software manufacturer SAP AG, the Fund's largest position, has appreciated 614% since the Fund's purchase, with a 136% gain coming in fiscal 1995.

o Going forward, we believe that U.S. companies will continue to push aggressively for productivity gains, and we are constructive long-term on the domestic market despite current high valuations. In Europe, the possibility of widespread business reorganization is a leading principle behind our continued investment focus on that region. Japan, by contrast, remains an expensive and troubled country from an investment perspective.

LETTER FROM THE FUND'S CHAIRMAN

Dear Shareholders,

         Scudder Global Small Company Fund provided a positive total return of 8.32% for the annual period ended October 31, 1995. The Fund's return reflects the fact that most international markets have failed to keep pace with the U.S. stock market, which returned 26.44% for the same 12 months.

         The outperformance of U.S. stocks suggests that a degree of caution is warranted with respect to that market going forward. We expect U.S. valuations relative to international markets to change in the coming months as our domestic market peaks under pressure from slowing earnings growth and as several factors combine to heighten demand for non-U.S. investments. Furthermore, we believe economic cycles in many foreign markets are more favorable for equity investment than in the United States, where the benefits of corporate restructuring have been most fully realized. As always, smaller companies provide some of the best opportunities for significant capital appreciation, and we are confident that Scudder Global Small Company Fund is well-positioned to provide attractive returns for its shareholders over time.

         We would also like to take this opportunity to announce that on October 6, 1995, we introduced Scudder Small Company Value Fund, a pure no-load(TM) mutual fund designed to seek long-term growth of capital through a disciplined, value-oriented approach to investing in U.S. small stocks. For more information about Scudder Small Company Value Fund and other investment products and services, see page 34.

                              Sincerely,
                              /s/Edmond D. Villani
                              Edmond D. Villani
                              Chairman,
                              Scudder Global Small Company Fund

SCUDDER GLOBAL SMALL COMPANY FUND
PERFORMANCE UPDATE as of October 31, 1995
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------
SCUDDER GLOBAL SMALL COMPANY FUND
----------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
10/31/95  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $10,832     8.32%     8.32%
Life of
  Fund*   $15,237    52.37%    10.70%

MSCI WORLD INDEX
--------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
10/31/95  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $10,948     9.48%     9.48%
Life of
  Fund*   $14,412    44.12%     9.37%

* The Fund commenced operations on
  September 10, 1991. Index comparisons
  begin September 30, 1991.


A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Scudder Global Small Company Fund
Year            Amount
----------------------
9/91*          $10,000
10/91          $ 9,770
4/92           $10,107
10/92          $ 9,894
4/93           $11,558
10/93          $13,459
4/94           $13,496
10/94          $13,837
4/95           $13,090
10/95          $14,988

MSCI World Index
Year            Amount
----------------------
9/91*          $10,000
10/91          $10,159
4/92           $ 9,696
10/92          $ 9,628
4/93           $11,213
10/93          $12,228
4/94           $12,542
10/94          $13,163
4/95           $13,763
10/95          $14,412

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged capitalization-weighted measure of global stock markets including the U.S., Canada, Europe, Australia, and the Far East. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.


-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED OCTOBER 31


                       1991*   1992    1993    1994    1995
                     ----------------------------------------
NET ASSET VALUE...   $11.92  $12.05  $16.14  $16.27  $17.54
INCOME DIVIDENDS..   $   --  $  .02  $  .07  $  .18  $   --
CAPITAL GAINS
DISTRIBUTIONS.....   $   --  $   --  $  .12  $  .15  $  .08
FUND TOTAL
RETURN (%)........     -.67    1.26   36.04    2.80    8.32
INDEX TOTAL
RETURN (%)........     1.59   -5.23   27.01    7.65    9.48



All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.
If the Adviser had not maintained the Fund's expenses, the average annual total return for the one year and life of Fund periods would have been lower.

PORTFOLIO SUMMARY as of October 31, 1995
---------------------------------------------------------------------------
GEOGRAPHICAL (Excludes 11% Cash Equivalents)
---------------------------------------------------------------------------

Europe                   39%
U.S. & Canada            32%              The Fund's Japan position
Pacific Basin            12%              has been reduced in favor of
Japan                    11%              the U.S., the Pacific Basin,
Latin America             6%              and, in particular, Europe.
                        ----
                        100%
                        ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
SECTORS (Excludes 11% Cash Equivalents)
--------------------------------------------------------------------------
Technology              15%
Financial               13%
Health                  11%               The Fund's technology position
Manufacturing           10%               has been trimmed, but is still
Service Industries       9%               significant, partly as the result
Consumer Staples         9%               of price appreciation of these
Consumer Discretionary   8%               holdings.
Energy                   6%
Durables                 4%
Other                   15%
                       ----
                       100%
                       ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS
--------------------------------------------------------------------------
 1. SAP AG
        German computer software manufacturer
 2. ATMEL CORP.
        U.S. developer and manufacturer of integrated circuits
 3. ARAN ENERGY PLC
        Oil and natural gas exploration in Ireland
 4. THOMAS NELSON, INC.
        U.S. publisher
 5. BANK OF IRELAND PLC
        Bank
 6. STERLING SOFTWARE INC.
        Computer software products in the U.S.
 7. AUTOLIV AB
        Swedish manufacturer of safety airbags for automobiles
 8. JAPAN ASSOCIATED FINANCE CO.
        Venture capital company
 9. SERCO GROUP PLC
        Facilities management company in the United Kingdom
10. TIBBETT AND BRITTEN GROUP PLC
        British transportation services for manufacturing and retail industries

German SAP AG has become a dominant provider of software applications for businesses employing client-server technology.

--------------------------------------------------------------------------
For more complete details about the Fund's Investment Portfolio, see page 11.
A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

SCUDDER GLOBAL SMALL COMPANY FUND
PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

         For the year ended October 31, 1995, Scudder Global Small Company Fund generated a total return of 8.32%. Net asset value per share rose from $16.27 to $17.54 over the 12-month period. Included in the Fund's total return is a capital gain distribution of $0.08 per share. The unmanaged Morgan Stanley Capital International (MSCI) World Index, which has a higher weighting in large capitalization stocks than your Fund, returned 9.48% for the same period.

                            U.S. Market Leads the Way

         One year ago, the consensus outlook for U.S. stocks was negative. Consensus opinion was proven wrong, however, as 1995 unfolded into one of the best years for domestic equity performance in the last decade. During the Fund's fiscal year, U.S. companies produced earnings gains in a slow-growth, low-inflation economy, while interest rates reversed course and trended down after rising for most of 1994. Cost cutting, increased global competitiveness, the weak U.S. dollar, and the explosion in deployment of technology generated exceptional profit growth in several sectors of the economy. In addition, legislative efforts were undertaken to reduce personal income and capital gains taxation and to address the federal budget deficit. This set of circumstances, clearly positive for equity investing, was not matched in any other part of the world.

         In Latin America, by contrast, the fiscal year began with the collapse of the Mexican peso and the unraveling of the region's equity markets. The Fund's Latin American losses were quite modest, however, as we held only a small percentage of the portfolio in this part of the world.

         Japan is impossible to ignore due to its 24% weighting in the MSCI World Index. From our perspective, the Japanese market remains expensive. Price-to-earnings ratios -- the conventional valuation yardstick -- are still significantly higher in Japan than in virtually all other world markets, even after a five-year bear market. In addition, real estate values remain inflated, and corporate restructuring measures are not being implemented at a rate we consider acceptable. We continue to find it difficult to identify Japanese investments at attractive prices. Nevertheless, our analysts have detected some signs of recovery and attitude changes on the part of government and business. What is needed is renewed confidence at the consumer level.

         Our participation in Asian markets continues to include Malaysia, Korea, Hong Kong, Singapore, Thailand, and Australia. We have become increasingly interested in Indonesia and less optimistic regarding Hong Kong and Malaysia. Indonesia possesses a number of investment attributes we find particularly attractive, including one of the world's largest populations and a rapidly emerging consumer market. Moreover, our research indicates that the country does not face the near-term prospects for overheating now appearing in Malaysia and some of the other Pacific Rim countries. In Hong Kong, we believe China's sovereignty in 1997 over the colony poses considerable risk and we are cautious about investments there.

         European markets started the fiscal year slowly but appreciated modestly in local currency terms later in the period. The decline in the value of the U.S. dollar aided returns for the Fund's European holdings through currency translation effects. Overall, however, European equity markets were not able to attract as much investment interest as our domestic market. One reason:
Interest rates did not fall as much in Europe as in the United States. Another source of unease was the volatile European political landscape, as investors continue to fret about the challenges of achieving the fiscal policy goals laid out by the Maastricht Treaty. Finally, European companies have not been as aggressive as those in the United States regarding the restructuring of their operations. We believe European management will be forced to respond increasingly to more efficient global competition by undertaking many of the streamlining measures already implemented in the United States. The outcome will be significantly more profitable businesses.

                    Technology Sector Gains Help Performance

         For much of the year the Fund's industry exposure was increasingly weighted toward the technology sector, as this area clearly was producing the most significant returns in the world markets. Investor enthusiasm for technology-related companies has been supported by a rapid increase in the earnings generated by these businesses. We believe this growth in earnings derives from unusually robust conditions for four major technological product groups. Specifically, cellular telephone penetration rose significantly, personal computer sales were driven by a new product cycle and home purchases, corporate data processing is undergoing a shift toward network-distributed computing, and the commercialization of the Internet and other on-line services is establishing the basis for new transaction-processing industries. One byproduct of this boom has been a semiconductor parts shortage, accompanied by higher parts prices and increased profits for that group as well. The Fund participated in each of these developments through a number of holdings that produced significant gains.

         Outstanding performers in the U.S. technology sector included Atmel, one of the Fund's largest holdings. Atmel is a U.S. semiconductor manufacturer specializing in the production of high-performance, low-voltage devices for portable computing and communications applications. Atmel has produced an exceptional record of sales and earnings growth over the past five years. Other successful U.S. technology investments for the Fund included Ascend Communications, U.S. Robotics, Shiva Corp., and Sterling Software.

         Outside the U.S., German software manufacturer SAP AG, the Fund's largest position, is worthy of special comment. In late 1993, SAP introduced its multicurrency R/3 client/server software product for multinational corporations. The rollout of the R/3 met with success on a global scale and rapidly growing sales of this high margin product translated quickly into significant profits. From a virtually unknown position, SAP now ranks among the world's largest software enterprises, has been added to the German DAX index, and has a market value in excess of many top German companies, including BMW. SAP shares have appreciated 614% since the Fund's purchase, with a 136% gain in fiscal 1995.

         In August, it began to appear to us that valuations in the technology sector were probably reflecting optimistic earnings projections too far into the future. We therefore took action to reduce the Fund's exposure to the group in September through the sale or reduction of several holdings, including Silicon Valley Group, Integrated Process Equipment, Shiva Corp., and Maxim Integrated Products.

         Investments not predominantly related to technology that have performed well for the Fund and deserve mention include the Australian soft drink company Coca-Cola Amatil, the Swedish automobile airbag manufacturer Autoliv, the Eastern European media business Central European Media, the German-based kidney dialysis company Fresenius, Spanish energy enterprise Gas Natural, and the Italian eyeglass producer Luxottica. In addition, your Fund was the beneficiary of several takeovers during the year, each of which produced significant gains.

         On the negative side of the ledger, many of the Fund's Japanese holdings declined markedly in value, as Japanese small stocks underperformed even the weak broader market. Also, two substantial Fund holdings outside of Japan proved particularly disappointing. Tibbett & Britten, the U.K. transportation logistics company, suffered from a deterioration in the economics of its auto transport contract with Ford Motor Company. The company is currently working with Ford to renegotiate the contract on terms that would allow for a reasonable rate of return. U.S. publisher Thomas Nelson reported an earnings disappointment just before the close of the Fund's fiscal year. This was particularly surprising in that management had recently conducted a public offering of new shares. Purchasers of those shares sold aggressively on the news, driving down Nelson's share price from $25 to $15.88 in one day.

         The Fund's currency hedging activities are generally modest and implemented on an opportunistic basis. In the second half of 1995, the Fund hedged its Japanese holdings at a particularly good time. During the summer, the yen became overbought in our view, and a significant hedge was accordingly placed against the Fund's Japan holdings. As the U.S. dollar subsequently strengthened, the dollar value of your Japanese holdings was preserved. We engaged in no hedging as it pertains to European currencies during the year.

                              Outlook and Strategy

         Going forward, the most pressing issues are the prospects in 1996 for our U.S. holdings and the development of an investment perspective on Asia, particularly Japan. We believe that U.S. companies will continue to push aggressively for productivity gains. Moreover, there are encouraging signs from Washington that the government is on the road to becoming more fiscally responsible. Taken together, these trends bode well for the long-term health of U.S. industry and we are bullish long-term on our domestic economy. However, we realize that equity markets rarely proceed upward in a smooth fashion, and valuations by any standard are high. Our relatively low position in U.S. securities reflects our view that superior returns for fiscal 1996 lie mostly outside the U.S.

         Europe appears reasonably valued compared with the United States, but aggressive restructuring must take place to improve competitive positions and potential profits. As outlined above, we believe that these changes are coming;

the possibility of business reorganization throughout Europe is a leading principle behind our continued investment focus on this region. Over the long term, however, higher growth in earnings will probably come from companies in Asia, and we continue to hunt for opportunity there.

         Scudder Global Small Company Fund remains focused on finding small growth companies worldwide with the potential for increasing earnings at well-above-average rates. We believe the Fund's careful stock selection process continues to make it an excellent vehicle for long-term investors seeking the benefits of small stock investing.

Sincerely,
Your Portfolio Management Team

/s/Gerald J. Moran                  /s/Elizabeth J. Allan
Gerald J. Moran                     Elizabeth J. Allan

/s/Carol L. Franklin                /s/Joan R. Gregory
Carol L. Franklin                   Joan R. Gregory

              Scudder Global Small Company Fund: A Team Approach to
                                    Investing

   Scudder Global Small Company Fund is run by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

   Lead Portfolio Manager Gerald J. Moran has set Scudder Global Small Company Fund's investment strategy and overseen its daily operation since the Fund was introduced in 1991. Gerry joined Scudder's equity research and management area in 1968 and has been a portfolio manager since 1985. Portfolio Manager Elizabeth Allan, who joined the team in 1994, concentrates on the Fund's Pacific Basin investments. Elizabeth has been a portfolio manager at Scudder since 1991 and joined the firm in 1987. Carol L. Franklin, Portfolio Manager, contributes expertise on the Fund's European investments, a role she has filled since the Fund commenced operations. Carol has worked on international equity investing as a portfolio manager at Scudder since 1981. Joan Gregory, Portfolio Manager, joined the team in 1994 and focuses on stock selection, a role she has played since she joined Scudder in 1992. Joan has been involved with investment in global and international stocks as an assistant portfolio manager since 1989.

                                     INVESTMENT PORTFOLIO AS OF OCTOBER 31, 1995
--------------------------------------------------------------------------------

                     % of       Principal                                                                   Market
                  Portfolio    Amount ($)                                                                  Value ($)
---------------------------------------------------------------------------------------------------------------------
                     7.9%      REPURCHASE AGREEMENT
                               19,822,000   Repurchase Agreement with Donaldson, Lufkin & Jenrette dated
                                             10/31/95 at 5.875% to be repurchased at $19,825,235 on
                                             11/1/95, collateralized by a $14,085,000 U.S. Treasury
                                             Note, 11.875%, 11/15/03 (Cost $19,822,000).................   19,822,000
                                                                                                          -----------
                     3.6%      COMMERCIAL PAPER
                                9,000,000   General Electric Capital Corp., 5.73%, 11/7/95 (Cost
                                             $8,991,405)................................................    8,991,405
                                                                                                          -----------
                     7.5%      PREFERRED STOCKS

                                 Shares
                               --------------------------------------------------------------------------------------
GERMANY                             3,700   Fresenius AG (Developer, manufacturer and distributor of
                                             pharmaceutical and medical systems products)...............    2,956,951
                                    3,040   Hornbach Holding AG (Supermarket chain specializing in
                                             building materials and gardening products).................    3,055,765
                                    3,080   Marschollek Lautenschlaeger und Partner AG (Leading
                                             independent life insurance company)........................    2,067,628
                                   70,200   SAP AG (Computer software manufacturer).....................   10,771,613
                                                                                                          -----------
                                            TOTAL PREFERRED STOCKS (Cost $6,008,191)....................   18,851,957
                                                                                                          -----------
                    81.0%      COMMON STOCKS
ARGENTINA            1.2%         585,035   Central Costanera "B" (Electric utility)....................    1,620,466
                                  776,200   Dalmine Siderca (Steel producer)............................      582,121
                                   51,800   Quilmes Industrial S.A. (Leading beer distributor)..........      911,680
                                                                                                          -----------
                                                                                                            3,114,267
                                                                                                          -----------
AUSTRALIA            2.0%         673,807   Ampol Exploration Ltd.* (Oil and gas exploration company)...    1,334,508
                                  240,000   Coca Cola Amatil Ltd.* (Soft drink bottler and
                                             distributor)...............................................    1,857,451

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                            ----
                                                                              11

SCUDDER GLOBAL SMALL COMPANY FUND
-------------------------------------------------------------------------------

                     % of                                                                          Market
                  Portfolio    Shares                                                                  Value ($)
---------------------------------------------------------------------------------------------------------------------
                                1,627,100   E.R.G. Australia Ltd. (Producer and installer of electronic ticketing equipment, and manufacturer of radio
                                             communication equipment)...................................    1,970,715
                                                                                                          -----------
                                                                                                            5,162,674
                                                                                                          -----------
AUSTRIA              0.8%           9,620   Flughafen Wien AG (Operator of terminals and facilities at
                                             Vienna International Airport)..............................      617,919
                                   20,100   Mayr Meinhof Karton AG (Leading carton producer)............    1,173,337
                                    3,700   VAE Eisenbahnsysteme AG (Manufacturer of electronic control
                                             systems for use in rail transportation technology).........      331,081
                                                                                                          -----------
                                                                                                            2,122,337
                                                                                                          -----------
BRAZIL               1.4%         773,000   Rhodia-Ster (Manufacturer of PET resin, polyester and
                                             acrylic fibers)............................................    1,036,829
                                  182,800   Rhodia-Ster (GDR)...........................................    2,422,100
                                                                                                          -----------
                                                                                                            3,458,929
                                                                                                          -----------
CANADA               0.6%         179,000   Petromet Resources Ltd* (Exploration and production of
                                             natural gas in Alberta)....................................      427,463
                                  132,100   Reko International Group, Inc.* (Designer and manufacturer
                                             of injection moulds and other industrial tools)............      418,974
                                   30,000   Renaissance Energy Ltd.* (Exploration, production and
                                             marketing of crude oil and natural gas, operating in
                                             Alberta)...................................................      663,246
                                                                                                          -----------
                                                                                                            1,509,683
                                                                                                          -----------
CHILE                1.5%          76,400   Cristalerias de Chile (ADR) (Glassworks)....................    1,852,700
                                   80,000   Santa Isabel S.A.* (Supermarket chain)......................    1,810,000
                                                                                                          -----------
                                                                                                            3,662,700
                                                                                                          -----------
CZECH REPUBLIC       1.5%         171,100   Central European Media Enterprises Ltd. "A"* (Owner and
                                             operator of national and regional private commercial
                                             television stations in central Europe and Germany).........    3,935,300
                                                                                                          -----------
FRANCE               1.5%          14,100   Essilor International (Manufacturer of various types of
                                             lenses, eyeglasses, contact lenses and optical measuring
                                             instruments)...............................................    2,614,857
                                   14,550   Sligos SA (Electrical payment and computing engineering
                                             services company)..........................................    1,261,199
                                                                                                          -----------
                                                                                                            3,876,056
                                                                                                          -----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

----
 12

                                                            INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

                     % of                                                                          Market
                  Portfolio    Shares                                                                  Value ($)
---------------------------------------------------------------------------------------------------------------------
GERMANY              0.2%          12,600   Hornbach Baumarkt AG (Do-it-yourself home improvement
                                             retailer)..................................................      635,505
                                                                                                          -----------
HONG KONG            1.3%       6,436,000   Hong Kong Toy Centre International, Ltd. (Major toy
                                             manufacturer)..............................................      395,398
                                1,068,600   Jinhui Shipping and Transportation Ltd.* (Operator of cargo fleet of ships transporting steel, iron ore, non-ferrous
                                             metals and agricultural products)..........................    1,415,895
                                  357,000   Johnson Electric Holdings Ltd. (Designer and manufacturer of
                                             micrometers for domestic and commercial uses)..............      745,703
                                  700,000   Sime Darby Hong Kong (Vehicle distributor)..................      765,032
                                    1,501   Yips Hang Cheung (Manufacturer of mixed solvents and
                                             paints)....................................................          233
                                                                                                          -----------
                                                                                                            3,322,261
                                                                                                          -----------
INDIA                0.4%          95,700   Indian Rayon & Industries Ltd. (GDR) (Manufacturer and
                                             marketer of rayon yarn and textiles).......................    1,112,513
                                                                                                          -----------
INDONESIA            3.8%         331,000   Bakrie & Brothers (Manufacturer of industrial steel
                                             products, steel pipes, corrugated sheet iron, asbestos and
                                             fiber cements).............................................      588,469
                                   61,000   Indonesia Satellite Corp. (ADR) (International
                                             telecommunication services)................................    2,020,625
                                   55,000   Kabelmetal Indonesia (Foreign registered) (Cable
                                             manufacturer)..............................................       49,950
                                  702,640   Kalbe Farma (Foreign registered) (Pharmaceutical producer
                                             and distributor)...........................................    2,227,657
                                  116,500   Medco Energi Corp. (Foreign registered) (Oil and gas
                                             exploration and production, drilling services).............      189,806
                                  100,000   Merck-Indonesia (Foreign registered) (Pharmaceutical
                                             company) (b)...............................................      418,318
                                  238,000   Modern Photo Film Co. (Photographic film distributor).......    1,446,235
                                  546,500   Mustika Ratu* (Foreign registered) (Consumer cosmetics
                                             producer)..................................................      890,379
                                  373,000   Panin Bank (Foreign registered) (Bank)......................      410,612
                                  382,000   Sekar Bumi* (Foreign registered) (Producer of frozen raw
                                             shrimp, prawns and fish)...................................      479,392
                                   51,743   Unilever-Indonesia (Foreign registered) (Consumer products
                                             manufacturer) (b)..........................................      729,095
                                                                                                          -----------
                                                                                                            9,450,538
                                                                                                          -----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                            ----
                                                                             13

SCUDDER GLOBAL SMALL COMPANY FUND
-------------------------------------------------------------------------------

                     % of                                                                          Market
                  Portfolio    Shares                                                                  Value ($)
---------------------------------------------------------------------------------------------------------------------
IRELAND              4.9%       5,161,000   Aran Energy PLC* (Oil and natural gas exploration)..........    6,099,633
                                  841,313   Bank of Ireland PLC (Bank)..................................    5,598,174
                                   70,205   Irish Continental Group PLC (Transport of passengers,
                                             freight and containers between Ireland, the U.K. and the
                                             continent).................................................      534,211
                                                                                                          -----------
                                                                                                           12,232,018
                                                                                                          -----------
ITALY                1.1%          10,000   De Rigo SpA* (ADR) (Manufacturer and distributor of
                                             sunglasses and prescription eyeglass frames)...............      206,250
                                   32,300   Luxottica Group SpA (ADR) (Manufacturer and marketer of
                                             eyeglasses)................................................    1,574,625
                                  445,300   Merloni Elettrodomestici SpA (Manufacturer of a variety of
                                             household appliances sold throughout western Europe).......      994,834
                                                                                                          -----------
                                                                                                            2,775,709
                                                                                                          -----------
JAPAN                9.4%         47,000   Cox Co., Ltd. (Men's and women's wear chain store
                                             operator)..................................................      372,159
                                   17,000   Eyeful Home Technology Inc. (Homebuilding franchise
                                             operator)..................................................      320,739
                                   52,000   Genki Sushi Co., Ltd. (North Kanto-based fast-food sushi
                                             chain) (b).................................................    1,321,668
                                   25,000   Horipro Inc. (Growing entertainment production company).....      371,475
                                   57,000   JAMCO Corp. (Leading manufacturer of galleys and lavatories
                                             for commercial aircraft)...................................      534,924
                                   51,000   Japan Associated Finance Co. (Venture capital company)......    4,960,653
                                   43,000   Kyokuto Kaihatsu Kogyo Co., Ltd. (Leading maker of dump
                                             trucks and other specialty vehicles).......................      945,794
                                  125,000   Maeda Road Construction Co., Ltd. (Major road paver)........    2,236,180
                                   63,000   Nichiei Co., Ltd. (Finance company for small and
                                             medium-sized firms)........................................    3,910,748
                                   39,500   Nissen Co., Ltd. (Mail-order women's apparel distributor)...    1,139,107
                                   72,000   Rock Field Co., Ltd. (Major delicatessen food processor)....    1,266,924
                                   94,000   Royal Ltd. (Wholesaler and retailer of automobile equipment
                                             and parts).................................................    3,216,188
                                  114,000   ShinMaywa Industries, Ltd. (Leading maker of dump trucks and
                                             other specialty vehicles)..................................      885,967
                                   90,000   Ten Allied Co., Ltd. (Tavern chain operator)................    1,170,145

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

----
 14

                                                           INVESTMENT PORTFOLIO
-------------------------------------------------------------------------------

                     % of                                                                          Market
                  Portfolio    Shares                                                                  Value ($)
---------------------------------------------------------------------------------------------------------------------
                                   19,200   Tsutsumi Jewelry Co., Ltd. (Manufacturer, wholesaler and
                                             retailer of jewelry).......................................      947,847
                                                                                                          -----------
                                                                                                           23,600,518
                                                                                                          -----------
KOREA                2.1%       180 units   Korea 1990 Trust IDR* (Investment company) (c)..............      968,400
                                  182,080   Korea Fund, Inc.* (Investment company)......................    3,937,480
                                   16,000   Ottogi Foods (Manufacturer of various food products)........      480,951
                                                                                                          -----------
                                                                                                            5,386,831
                                                                                                          -----------
MALAYSIA             0.4%         279,000   Westmont Bhd. (Conglomerate: construction and repair of
                                             ships and offshore oil platforms, power transmission,
                                             garment manufacturing, and marketing services).............      966,234
                                                                                                          -----------
MEXICO               0.4%          71,500   Grupo Casa Autrey SA (ADR) (Consumer specialty
                                             manufacturer)..............................................      911,625
                                                                                                          -----------
NETHERLANDS          2.9%          81,000   IHC Caland N.V. (Dredging and offshore services)............    2,305,045
                                    8,700   Telegraaf Holdings CVA (Newspaper publisher)................    1,251,680
                                   40,708   Wolters Kluwer CVA (Publisher)..............................    3,704,949
                                                                                                          -----------
                                                                                                            7,261,674
                                                                                                          -----------
NORWAY               0.6%         127,800   Unitor A/S (Provider of broad range of ship services,
                                             leading supplier of marine chemicals)......................    1,579,931
                                                                                                          -----------
PERU                 1.1%       1,500,000   Compania Peruana de Telefonos S.A. "B" (Public and cellular
                                             telephone services)........................................    2,678,571
                                                                                                          -----------
PHILIPPINES          0.0%          51,878   Keppel Philippines Shipyard "B"* (Shipbuilding and repair)
                                             (b)........................................................       21,441
                                    6,804   Kepphil Shipyard Inc.* (Shipbuilding and repair)............          471
                                                                                                          -----------
                                                                                                               21,912
                                                                                                          -----------
POLAND               0.6%               3   Pioneer Poland Fund (Closed-end investment company) (b)
                                             (d)........................................................    1,443,091
                                                                                                          -----------
PORTUGAL             2.1%          59,460   Jeronimo Martins (Food producer and retailer)...............    3,165,110
                                  126,000   Uniao Cervejaria, S.A. (Brewery)............................    2,046,089
                                                                                                          -----------
                                                                                                            5,211,199
                                                                                                          -----------
SINGAPORE            0.4%         400,000   GP Batteries International, Ltd. (Developer, manufacturer
                                             and distributor of batteries and battery-related
                                             products)..................................................      976,000
                                  100,000   GP Batteries International, Ltd. Warrants* (b)..............       50,000
                                                                                                          -----------
                                                                                                            1,026,000
                                                                                                          -----------
SPAIN                   1.3%       14,500   Gas Natural SDG, S.A. (Distributor of natural and
                                             manufactured gas)..........................................    1,989,346


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                            ----
                                                                             15

SCUDDER GLOBAL SMALL COMPANY FUND
-------------------------------------------------------------------------------

                     % of                                                                          Market
                  Portfolio    Shares                                                                  Value ($)
---------------------------------------------------------------------------------------------------------------------
                                  124,000   Uralita, SA (Processor of concrete pipes and cement for the
                                             construction industry).....................................    1,250,010
                                                                                                          -----------
                                                                                                            3,239,356
                                                                                                          -----------
SWEDEN               3.1%          91,600   Autoliv AB (Free) (Manufacturer of safety airbags for
                                             automobiles)...............................................    5,254,342
                                   38,800   Hennes & Mauritz AB 'B' (Free) (Clothing and cosmetics
                                             retailer throughout Europe)................................    2,535,241
                                                                                                          -----------
                                                                                                            7,789,583
                                                                                                          -----------
SWITZERLAND          1.6%           3,000   Phoenix Mecano AG (Bearer) (Manufacturer of housings and
                                             components for computers)..................................    1,451,826
                                    2,650   Schindler Holdings AG (PC) (Leading elevator and escalator
                                             manufacturer)..............................................    2,483,282
                                                                                                          -----------
                                                                                                            3,935,108
                                                                                                          -----------
THAILAND             0.2%          28,200   American Standard Sanitaryware (Foreign registered)
                                             (Manufacturer of bathroom fixtures) (b)....................      458,327
                                       99   Bangkok Dusit Medical Services Co., Ltd. (Health services)
                                             (b)........................................................          128
                                                                                                          -----------
                                                                                                              458,455
                                                                                                          -----------
UNITED KINGDOM       4.5%         180,300   Brake Brothers PLC (Specialist supplier of frozen foods to
                                             the catering industry).....................................    1,966,875
                                  903,300   Hambros Insurance Services Group PLC (Insurance company)....    1,213,900
                                   57,100   Hardy Oil & Gas PLC (Oil and gas exploration and
                                             development)...............................................      166,106
                                  703,700   Serco Group PLC (Facilities management company).............    4,116,434
                                  574,100   Tibbett and Britten Group PLC (Transportation services for
                                             manufacturing and retail industries).......................    3,948,287
                                                                                                          -----------
                                                                                                           11,411,602
                                                                                                          -----------
UNITED STATES       28.1%           7,500   AHI Healthcare Systems, Inc.* (Operator of comprehensive
                                             locally managed healthcare delivery networks)..............      105,000
                                  105,100   American Classic Voyager Co. (North American operator of
                                             steamboat cruises).........................................    1,261,200
                                  263,800   Atmel Corp.* (Developer and manufacturer of integrated
                                             circuits)..................................................    8,243,750
                                  266,500   BE Aerospace* (Airline audio/video control systems).........    2,098,687
                                  200,000   Benton Oil & Gas Co.* (Oil and gas exploration, development
                                             and production)............................................    2,425,000

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

----
 16

                                                            INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

                                                                                                           Market
                                  Shares                                                                  Value ($)
---------------------------------------------------------------------------------------------------------------------
                                   17,000   Bio-Vascular, Inc.* (Marketer of tissue and
                                             biosynthetic-based medical products and grafts for
                                             cardiovascular surgery)....................................      242,250
                                   16,900   Ceridian Corp.* (Information services and defense
                                             electronics)...............................................      735,150
                                   59,200   Cerner Corp.* (Developer of patient-focused clinical
                                             information systems).......................................    1,568,800
                                   24,400   Department 56, Inc.* (Designer, importer and distributor of
                                             collectibles and specialty giftware).......................    1,107,150
                                   75,900   Enron Global Power & Pipelines L.L.C. (Owner and manager of
                                             power plants and a natural gas pipeline system)............    1,831,087
                                  142,000   First Colony Corp. (Holding company which sells individual
                                             life insurance and annuity products throughout the U.S.)...    3,869,500
                                  120,775   Fiserv Inc.* (Data processing services).....................    3,109,956
                                  118,000   Fresenius USA, Inc.* (Manufacturer and distributor of
                                             medical products for treatment of kidney failure)..........    1,932,250
                                   47,000   HBO & Company (Designer of computerized information systems
                                             to the health-care industry)................................    3,325,250
                                  313,300   IGEN Inc.* (Producer of medical supplies)...................    1,840,638
                                   68,400   KLA Instruments Corp.* (Developer, manufacturer and marketer
                                             of automated image processing systems).....................    2,924,100
                                   17,000   LeCroy Corp.* (Developer and manufacturer of digital
                                             oscilloscopes which capture electronic signals)............      208,250
                                   96,300   M.S. Carriers Inc.* (Truckload carrier of general
                                             freight)...................................................    1,492,650
                                  116,500   Millicom International Cellular SA* (Developer and operator
                                             of cellular telephone networks)............................    3,844,500
                                   17,900   Nordson Corp. (Industrial application equipment)............    1,033,725
                                  183,000   Nu-Kote Holdings Inc. 'A'* (Manufacturer of office and home
                                             printing products).........................................    3,797,250
                                   24,300   OccuSystems Inc.* (Provider of primary care physician and
                                             case management services)..................................      502,706
                                  105,525   PhyCor Inc.* (Operator of specialty medical clinics)........    3,878,044
                                   13,900   Premenos Technology Corp.* (Developer, marketer and
                                             supporter of electronic products and services for
                                             exchanging information via e-mail).........................      545,575
                                   22,300   R.P. Scherer Corp.* (Manufacturer of drug delivery system)..      992,350

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                            ----
                                                                             17

SCUDDER GLOBAL SMALL COMPANY FUND
-------------------------------------------------------------------------------

                                                                                                            Market
                                 Shares                                                                    Value ($)
---------------------------------------------------------------------------------------------------------------------
                                   43,300   Silicon Valley Group Inc.* (Manufacturer of equipment for
                                             semiconductor industry)....................................    1,401,838
                                  119,700   Sterling Software Inc.* (Computer software products)........    5,521,163
                                   80,800   Stillwater Mining Co.* (Exploration and development of mines in Montana producing platinum, palladium and associated
                                             metals)....................................................    1,363,500
                                  351,062   Thomas Nelson, Inc. (Publisher).............................    5,836,406
                                    8,500   Trimedyne Inc. Warrants* (expire 12/9/96) (b)...............       12,495
                                    6,600   United Dental Care, Inc.* (Provider of a comprehensive range
                                             of prepaid dental plans)...................................      201,300
                                    8,900   Verity, Inc.* (Developer and supporter of software tools and applications for locating information on various networks
                                             and databases).............................................      327,075
                                   67,900   Vivra, Inc.* (Provider of dialysis services)................    2,240,700
                                   91,200   Wandel & Goltermann Technologies, Inc.* (Manufacturer of
                                             test, measurement, diagnostic and monitoring products for
                                             local and wide area networks)..............................      912,000
                                                                                                          -----------
                                                                                                           70,731,295
                                                                                                          -----------
                                            TOTAL COMMON STOCKS (Cost $178,904,119).....................  204,023,475
                                                                                                          -----------
                                            TOTAL INVESTMENT PORTFOLIO - 100.0%
                                             (Cost $213,725,715) (a)....................................  251,688,837
                                                                                                          -----------
                                                                                                          -----------

(a) The cost for federal income tax purposes was $215,827,292. At October 31, 1995, net unrealized appreciation for all securities based on tax cost was $35,861,545. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $57,340,824 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $21,479,279.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors. The cost of these securities at October 31, 1995 aggregated $4,526,828. See Note A of the Notes to Financial Statements.

(c) 1,000 shares = 1 IDR unit for Korea 1990 Trust.

(d) Market value and cost reflect full payment. The remaining installments which total $1,108,125 will be payable upon thirty days prior notice from Pioneering Management Limited.

 *  Non-income producing security.

    Sector breakdown of the Fund's equity securities is noted on page 5.



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

----
 18

                                                           INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
    Transactions in written call options on currencies during the year ended October 31, 1995 were:

                                          PRINCIPAL                 PREMIUMS
                                           AMOUNT                  RECEIVED ($)
                                     ---------------------------------------------
Outstanding at
    October 31, 1994............         Y923,000,000                448,218
    Contracts closed............         Y923,000,000                448,218
                                     ---------------------------------------------
Outstanding at
    October 31, 1995............                   --                     --
                                          -----------                -------
                                          -----------                -------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                           ----
                                                                            19

SCUDDER GLOBAL SMALL COMPANY FUND
FINANCIAL STATEMENTS

                      STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1995
--------------------------------------------------------------------------------

ASSETS
Investments, at market (identified cost $213,725,715)
 (Note A)...................................................              $251,688,837
Cash........................................................                       125
Foreign currency holdings, at market (identified cost
 $80,259) (Note A)..........................................                    80,333
Unrealized appreciation on forward currency exchange
 contracts (Notes A and D)                                                     212,489
Other receivables:
  Investments sold..........................................                   962,049
  Fund shares sold..........................................                 6,316,864
  Dividends and interest....................................                   213,674
  Foreign taxes recoverable.................................                    46,262
Deferred organization expenses (Note A).....................                     8,849
                                                                          ------------
    Total assets............................................               259,529,482

LIABILITIES
Payables:
  Investments purchased.....................................  $1,813,725
  Fund shares redeemed......................................     174,272
  Accrued management fee (Note C)...........................     234,793
  Other accrued expenses (Note C)...........................     268,143
  Payable on closed forward foreign currency exchange
   contracts (Note A).......................................   1,949,907
                                                              ----------
    Total liabilities.......................................                 4,440,840
                                                                          ------------
Net assets, at market value.................................              $255,088,642
                                                                          ------------
                                                                          ------------
NET ASSETS
Net assets consist of:
  Undistributed net investment income.......................              $  2,587,566
  Unrealized appreciation on:
    Investments.............................................                37,963,122
    Foreign currency related transactions...................                   212,441
  Accumulated net realized gain.............................                 3,999,959
  Capital stock.............................................                   145,471
  Additional paid-in capital................................               210,180,083
                                                                          ------------
Net assets, at market value.................................              $255,088,642
                                                                          ------------
                                                                          ------------
NET ASSET VALUE, offering and redemption price per share
 ($255,088,642 DIVIDED BY 14,547,124 shares of capital stock outstanding, $.01 par value, 100,000,000 shares
 authorized)................................................                    $17.54
                                                                                ------
                                                                                ------



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

----
 20

                                                            FINANCIAL STATEMENTS
                            STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME
Income:
Dividends (net of foreign taxes withheld of $236,274).......              $ 2,464,226
Interest....................................................                1,220,013
                                                                          -----------
                                                                            3,684,239
Expenses:
Management fee (Note C).....................................  $2,573,030
Services to shareholders (Note C)...........................     710,463
Custodian and accounting fees (Note C)......................     352,733
Directors' fees and expenses (Note C).......................      46,658
Reports to shareholders.....................................     151,281
Auditing....................................................      73,630
Legal.......................................................      19,054
Amortization of organization expense (Note A)...............      10,423
Other.......................................................      39,543    3,976,815
                                                              ----------  -----------
Net investment loss.........................................                 (292,576)
                                                                          -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
 TRANSACTIONS
Net realized gain from:
  Investments...............................................   8,268,669
  Options...................................................     243,429
  Foreign currency related transactions.....................     365,052    8,877,150
                                                              ----------
Net unrealized appreciation (depreciation) during the period on:
  Investments...............................................   5,921,203
  Options...................................................     (88,248)
  Foreign currency related transactions.....................   2,488,028    8,320,983
                                                              ----------  -----------
Net gain on investment transactions.........................               17,198,133
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........              $16,905,557
                                                                          -----------
                                                                          -----------



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                            ----

SCUDDER GLOBAL SMALL COMPANY FUND
------------------------------------------------------------------------------------------------------------------------

                                         STATEMENTS OF CHANGES IN NET ASSETS


                                                                            Years Ended October 31,
                                                                        -----------------------------
                    INCREASE (DECREASE) IN NET ASSETS                       1995              1994
                    ---------------------------------------------------------------------------------
                    OPERATIONS:
                    Net investment loss. . . . . . . . . . . . . . . .   $   (292,576)   $  (668,612)
                    Net realized gain from investment
                       transactions. . . . . . . . . . . . . . . . . .      8,877,150      1,326,728
                    Net unrealized appreciation on investment
                       transactions during the period. . . . . . . . .      8,320,983      3,962,657
                                                                         ------------   ------------
                    Net increase in net assets resulting from
                       operations. . . . . . . . . . . . . . . . . . .     16,905,557      4,620,773
                                                                         ------------   ------------
                    DISTRIBUTIONS TO SHAREHOLDERS:
                       In excess of net investment income ($.18
                       per share). . . . . . . . . . . . . . . . . . .              -     (2,271,808)
                                                                         ------------   ------------
                       From net realized gains ($.08 and $.15
                       per share, respectively). . . . . . . . . . . .     (1,236,433)    (1,947,264)
                                                                         ------------   ------------
                    FUND SHARE TRANSACTIONS:
                    Proceeds from shares sold. . . . . . . . . . . . .     77,102,527    167,361,242
                    Net asset value of shares issued to
                       shareholders in reinvestment of
                       distributions . . . . . . . . . . . . . . . . .      1,187,647      3,818,846
                    Cost of shares redeemed. . . . . . . . . . . . . .    (94,864,766)  (113,105,251)
                                                                         ------------   ------------
                    Net increase (decrease) in net assets from
                       Fund share transactions . . . . . . . . . . . .    (16,574,592)    58,074,837
                                                                         ------------   ------------
                    Increase (decrease) in net assets. . . . . . . . .       (905,468)    58,476,538
                    Net assets at beginning of period. . . . . . . . .    255,994,110    197,517,572
                                                                         ------------   ------------
                    Net assets at end of period (including
                       undistributed net investment income of
                       $2,587,566 and accumulated distributions
                       in excess of net investment income of
                       $1,776,624, respectively) . . . . . . . . . . .   $255,088,642   $255,994,110
                                                                         ------------   ------------
                                                                         ------------   ------------
                    OTHER INFORMATION
                    INCREASE (DECREASE) IN FUND SHARES
                    Shares outstanding at beginning of period. . . . .     15,734,564     12,238,526
                                                                         ------------   ------------
                    Shares sold. . . . . . . . . . . . . . . . . . . .      4,678,309     10,300,657
                    Shares issued to shareholders in
                       reinvestment of distributions . . . . . . . . .         79,071        232,856
                    Shares redeemed. . . . . . . . . . . . . . . . . .     (5,944,820)    (7,037,475)
                                                                         ------------   ------------
                    Net increase (decrease) in Fund shares . . . . . .     (1,187,440)     3,496,038
                                                                         ------------   ------------
                    Shares outstanding at end of period. . . . . . . .     14,547,124     15,734,564
                                                                         ------------   ------------
                                                                         ------------   ------------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
----
 22

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                                    For the Period
                                                                                                                  September 10, 1991
                                                                                                                     (commencement
                                                                                  Years Ended October 31,            of operations)
                                                               --------------------------------------------------    to October  31
                                                                 1995           1994           1993          1992           1991
                                                               --------------------------------------------------------------------
Net asset value, beginning of period . . . . . . . . .          $16.27         $16.14         $12.05         $11.92       $12.00
                                                                ------         ------         ------         ------       ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (a) . . . . . . . . . .            (.03)          (.02)           .04            .07          .01
  Net realized and unrealized gain (loss) on investment
    transactions . . . . . . . . . . . . . . . . . . .            1.38            .48           4.24            .08         (.09)
                                                                ------         ------         ------         ------       ------
Total from investment operations . . . . . . . . . . .            1.35            .46           4.28            .15         (.08)
                                                                ------         ------         ------         ------       ------
LESS DISTRIBUTIONS:
  From net investment income . . . . . . . . . . . . .               -              -           (.07)          (.02)          -
  In excess of net investment income . . . . . . . . .               -           (.18)             -              -            -
  From net realized gains on investment transactions .            (.08)          (.15)          (.12)             -            -
                                                                ------         ------         ------         ------       ------
Total distributions. . . . . . . . . . . . . . . . . .            (.08)          (.33)          (.19)          (.02)           -
                                                                ------         ------         ------         ------       ------
Net asset value, end of period . . . . . . . . . . . .          $17.54         $16.27         $16.14         $12.05       $11.92
                                                                ------         ------         ------         ------       ------
                                                                ------         ------         ------         ------       ------
Total Return (%) . . . . . . . . . . . . . . . . . . .            8.32           2.80          36.04           1.26         (.67)*
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions) . . . . . . . .             255            256            198             55            9
Ratio of operating expenses net, to average daily
  net assets (%) (a) . . . . . . . . . . . . . . . . .            1.69           1.70           1.50           1.50         1.50**
Ratio of net investment income (loss) to average daily
  net assets (%) . . . . . . . . . . . . . . . . . . .            (.12)          (.28)           .53            .78         2.47**
Portfolio turnover rate (%). . . . . . . . . . . . . .            43.7           45.8           54.6           23.4            -
(a) Reflects a per share amount of expenses, exclusive of
     management fees, reimbursed by the Adviser of . .         $     -      $       -        $     -        $     -     $    .06
    Reflects a per share amount of management fee not
     imposed by the Adviser of . . . . . . . . . . . .         $     -      $     .01        $   .04        $   .09     $    .01
    Operating expense ratio including expenses
     reimbursed, management fee and other expenses
     not imposed (%) . . . . . . . . . . . . . . . . .               -           1.76           2.01           2.53        15.34**
*   Not annualized
**  Annualized

                                                                            ----

SCUDDER GLOBAL SMALL COMPANY FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

A.  SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------
Scudder Global Small Company Fund (the "Fund") is a diversified series of Scudder Global Fund, Inc., a Maryland corporation registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

SECURITY VALUATION. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the NASDAQ System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors. Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $4,454,563 (1.75% of net assets) and have been noted in the investment portfolio as of October 31, 1995.

----
 24

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

OPTIONS. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund wrote call options on currencies as a hedge against potential adverse price movements in the value of portfolio assets.

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract

                                                                            ----
                                                                             25

SCUDDER GLOBAL SMALL COMPANY FUND
--------------------------------------------------------------------------------

may not correlate exactly with changes in the value of the securities or currencies hedged.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the resale price.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies and as a hedge against changes in exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

----
 26

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

(ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in forward contracts, passive foreign investment companies, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

                                                                            ----
                                                                             27

SCUDDER GLOBAL SMALL COMPANY FUND
--------------------------------------------------------------------------------

Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

ORGANIZATION COSTS. Costs incurred by the Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

OTHER. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

B.  PURCHASES AND SALES OF SECURITIES
--------------------------------------------------------------------------------
For the year ended October 31, 1995, purchases and sales of investment securities (excluding short-term investments) aggregated $95,167,714 and $123,456,571, respectively.

C.  RELATED PARTIES
--------------------------------------------------------------------------------
Under the Fund's Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund has agreed to pay to the Adviser a fee equal to an annual rate of 1.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Agreement provides that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. For the year ended October 31, 1995, the fee pursuant to the Agreement amounted to $2,573,030.

----
 28

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Scudder Service Corporation ("SSC"), a wholly-owned subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended October 31, 1995, the amount charged by SSC aggregated $594,078, of which $54,590 is unpaid at October 31, 1995.

Effective June 15, 1995, Scudder Fund Accounting Corporation ("SFAC"), a wholly-owned subsidiary of the Adviser, assumed responsibility for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended October 31, 1995, the amount charged to the Fund by SFAC aggregated $63,829, of which $14,378 is unpaid at October 31, 1995.

The Fund pays each Director not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the year ended October 31, 1995, Directors' fees and expenses aggregated $46,658.

D.  COMMITMENTS
--------------------------------------------------------------------------------
As of October 31, 1995, the Fund had entered into the following forward foreign currency exchange contracts resulting in net unrealized appreciation of $212,489.

                                                                                    Net Unrealized
                                                                                     Appreciation
                                                                      Settlement    (Depreciation)
    Contracts to Deliver                  In Exchange For               Date           (U.S.$)
-------------------------------   -------------------------------     ----------    --------------
Japanese Yen        623,329,250    U.S. Dollars         6,336,201       3/19/96         109,433
Japanese Yen        623,329,250    U.S. Dollars         6,356,351       4/17/96         103,056
                                                                                        -------
                                                                                        212,489
                                                                                        -------
                                                                                        -------

                                                                            ----
                                                                             29

SCUDDER GLOBAL SMALL COMPANY FUND
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS OF SCUDDER GLOBAL FUND, INC. AND TO THE SHAREHOLDERS OF SCUDDER GLOBAL SMALL COMPANY FUND:

We have audited the accompanying statement of assets and liabilities of Scudder Global Small Company Fund including the investment portfolio, as of October
31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period September 10, 1991 (commencement of operations) to October 31, 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Global Small Company Fund as of October 31, 1995, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period September 10, 1991 (commencement of operations) to October 31, 1991 in conformity with generally accepted accounting principles.

Boston, Massachusetts                                   COOPERS & LYBRAND L.L.P.
December 15, 1995

----
 30

                                                                 TAX INFORMATION
--------------------------------------------------------------------------------

The Fund will mail shareholders IRS Form 1099-Div in late January, summarizing all taxable distributions paid for 1995.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $6,170,292 as capital gain dividends for its taxable year ended October 31, 1995.

The Fund paid foreign taxes of $236,274 and the Fund recognized $1,029,969 of foreign source income during the taxable year ended October 31, 1995. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $.016 per share of foreign taxes and $.071 of income from foreign sources as having been paid in the taxable year ended October 31, 1995.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investor Relations Representative at 1-800-225-5163.

                                                                            ----

SHAREHOLDER MEETING RESULTS


         A Special Meeting of Shareholders of Scudder Global Fund, Inc., consisting of Scudder Emerging Markets Income Fund, Scudder Global Fund, Scudder Global Small Company Fund, Scudder International Bond Fund and Scudder Short Term Global Income Fund was held on Wednesday, December 6, 1995, at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue, New York, New York 10154. The two matters voted upon by Shareholders of Scudder Global Small Company Fund and the resulting votes for each matter are presented below.

1. The election of eight Directors to hold office until their respective successors shall have been duly elected and qualified.


     Director:                           Number of Votes:
     ---------                           ----------------
                                        For       Withheld     Broker Non-Votes*
                                        ---       --------     -----------------
     Edmond D. Villani               8,173,630    196,058             0
     Nicholas Bratt                  8,171,658    198,031             0
     Daniel Pierce                   8,169,955    199,734             0
     Paul Bancroft III               8,163,658    206,030             0
     Sheryle J. Bolton               8,125,667    244,021             0
     Thomas J. Devine                8,152,628    217,060             0
     William H. Gleysteen, Jr.       8,155,571    214,118             0
     William H. Luers                8,127,506    242,182             0

2. Ratification or rejection of the action taken by the Board of Directors in selecting Coopers & Lybrand L.L.P. as independent accountants for the fiscal year ending October 31, 1996.

                                Number of Votes:
                                ----------------
         For              Against       Abstain          Broker Non-Votes*
         ---              -------       -------          -----------------
      8,069,349           83,583        216,755                  0

--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

OFFICERS AND DIRECTORS


Edmond D. Villani*
    Chairman of the Board and Director

Nicholas Bratt*
     President and Director

Paul Bancroft III
    Director; Venture Capitalist and Consultant

Sheryle J. Bolton
    Director; Consultant

Thomas J. Devine
    Director; Consultant

William H. Gleysteen, Jr.
    Director; President, The Japan Society, Inc.

William H. Luers
    Director; President, The Metropolitan Museum of Art

Daniel Pierce*
    Director and Vice President

Robert G. Stone, Jr.
    Honorary Director; Chairman of the Board and Director, Kirby Corporation

Robert W. Lear
    Honorary Director; Executive-in-Residence, Visiting Professor, Columbia University Graduate School of Business

Adam Greshin*
    Vice President

Jerard K. Hartman*
    Vice President

Thomas W. Joseph*
    Vice President

Douglas M. Loudon*
    Vice President

Gerald J. Moran*
    Vice President

M. Isabel Saltzman*
    Vice President

Cornelia Small*
    Vice President

David S. Lee*
    Vice President and Assistant Treasurer

Thomas F. McDonough*
    Vice President and Secretary

Pamela A. McGrath*
    Vice President and Treasurer

Edward J. O'Connell*
    Vice President and Assistant Treasurer

Juris Padegs*
    Vice President and Assistant Secretary

Kathryn L. Quirk*
    Vice President and Assistant Secretary

Coleen Downs Dinneen*
    Assistant Secretary

*Scudder, Stevens & Clark, Inc.

INVESTMENT PRODUCTS AND SERVICES

 The Scudder Family of Funds
 -----------------------------------------------------------------------------------------------------------------
                 Money Market                                        Income
                   Scudder Cash Investment Trust                       Scudder Emerging Markets Income Fund
                   Scudder U.S. Treasury Money Fund                    Scudder GNMA Fund
                 Tax Free Money Market+                                Scudder Income Fund
                   Scudder Tax Free Money Fund                         Scudder International Bond Fund
                   Scudder California Tax Free Money Fund*             Scudder Short Term Bond Fund
                   Scudder New York Tax Free Money Fund*               Scudder Short Term Global Income Fund
                 Tax Free+                                             Scudder Zero Coupon 2000 Fund
                   Scudder California Tax Free Fund*                 Growth
                   Scudder High Yield Tax Free Fund                    Scudder Capital Growth Fund
                   Scudder Limited Term Tax Free Fund                  Scudder Development Fund
                   Scudder Managed Municipal Bonds                     Scudder Global Fund
                   Scudder Massachusetts Limited Term Tax Free Fund*   Scudder Global Small Company Fund
                   Scudder Massachusetts Tax Free Fund*                Scudder Gold Fund
                   Scudder Medium Term Tax Free Fund                   Scudder Greater Europe Growth Fund
                   Scudder New York Tax Free Fund*                     Scudder International Fund
                   Scudder Ohio Tax Free Fund*                         Scudder Latin America Fund
                   Scudder Pennsylvania Tax Free Fund*                 Scudder Pacific Opportunities Fund
                 Growth and Income                                     Scudder Quality Growth Fund
                   Scudder Balanced Fund                               Scudder Small Company Value Fund
                   Scudder Growth and Income Fund                      Scudder Value Fund
                                                                       The Japan Fund
 Retirement Plans and Tax-Advantaged Investments
 -----------------------------------------------------------------------------------------------------------------
                   IRAs                                                403(b) Plans
                   Keogh Plans                                         SEP-IRAs
                   Scudder Horizon Plan+++* (a variable annuity)         Profit Sharing and Money Purchase
                   401(k) Plans                                            Pension Plans
 Closed-End Funds#
 -----------------------------------------------------------------------------------------------------------------
                   The Argentina Fund, Inc.                            The Latin America Dollar Income Fund, Inc.
                   The Brazil Fund, Inc.                               Montgomery Street Income Securities, Inc.
                   The First Iberian Fund, Inc.                        Scudder New Asia Fund, Inc.
                   The Korea Fund, Inc.                                Scudder New Europe Fund, Inc.
                                                                       Scudder World Income
                                                                           Opportunities Fund, Inc.
 Institutional Cash Management
 -----------------------------------------------------------------------------------------------------------------
                   Scudder Institutional Fund, Inc.                    Scudder Treasurers Trust(TM)++
                   Scudder Fund, Inc.
 -----------------------------------------------------------------------------------------------------------------

    For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc. are traded on various stock exchanges. ++For information on Scudder Treasurers Trust,(TM) an institutional cash management service that utilizes certain portfolios of Scudder Fund, Inc.
    ($100,000 minimum), call 1-800-541-7703.

HOW TO CONTACT SCUDDER

 Account Service and Information
 -------------------------------------------------------------------------------------------------------------

                                         For existing account service and transactions
                                         SCUDDER INVESTOR RELATIONS
                                         1-800-225-5163

                                         For personalized information about your
                                         Scudder accounts; exchanges and
                                         redemptions; or information on any
                                         Scudder fund SCUDDER AUTOMATED
                                         INFORMATION LINE (SAIL) 1-800-343-2890
 Investment Information
 -------------------------------------------------------------------------------------------------------------
                                         To receive information about the
                                         Scudder funds, for additional
                                         applications and prospectuses, or for
                                         investment questions SCUDDER INVESTOR
                                         RELATIONS 1-800-225-2470

                                         For establishing 401(k) and 403(b) plans
                                         SCUDDER DEFINED CONTRIBUTION SERVICES
                                         1-800-323-6105
 Please address all correspondence to
 -------------------------------------------------------------------------------------------------------------
                                         THE SCUDDER FUNDS
                                         P.O. BOX 2291
                                         BOSTON, MASSACHUSETTS
                                         02107-2291
 Or stop by a Scudder Funds Center
 -------------------------------------------------------------------------------------------------------------

                                         Many  shareholders  enjoy the  personal,  one-on-one  service of the
                                         Scudder  Funds  Centers.  Check for a Funds Center near you--they can be found in the following cities:
                                         Boca Raton                            New York
                                         Boston                                Portland, OR
                                         Chicago                               San Diego
                                         Cincinnati                            San Francisco
                                         Los Angeles                           Scottsdale
 -------------------------------------------------------------------------------------------------------------
                                         For information on Scudder                For information on Scudder
                                         Treasurers Trust,(TM) an institutional    Institutional Funds,* funds
                                         cash management service for               designed to meet the broad
                                         corporations, non-profit                  investment management and
                                         organizations and trusts that uses        service needs of banks and
                                         certain portfolios of Scudder Fund,       other institutions, call
                                         Inc.* ($100,000 minimum), call            1-800-854-8525.
                                         1-800-541-7703.

 -------------------------------------------------------------------------------------------------------------
    Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.

 * Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Celebrating Over 75 Years of Serving Investors


    Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer 37 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.


    Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.